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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         I, the undersigned Director and/or Officer of Meritor Automotive, Inc., a Delaware corporation (the "Company"), hereby constitute DAVID W. GREENFIELD, BONNIE WILKINSON AND PETER R. KOLYER, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, the Annual Report on Form 10-K for the fiscal year ended September 30, 1998, and any amendments and supplements thereto, to be filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

         Signature                          Title                               Date
         ---------                          -----                               ----
/s/ Larry D. Yost                   Chairman of the Board and             November 11, 1998
---------------------------         Chief Executive Officer
    Larry D. Yost                   (principal executive officer)
                                    and Director

/s/ Joseph B. Anderson, Jr.         Director                              November 11, 1998
---------------------------
    Joseph B. Anderson, Jr.

/s/ Donald R. Beall                 Director                              November 11, 1998
---------------------------
    Donald R. Beall

/s/ John J. Creedon                 Director                              November 11, 1998
---------------------------
    John J. Creedon

/s/ Charles H. Harff                Director                              November 11, 1998
---------------------------
    Charles H. Harff

/s/ Harold A. Poling                Director                              November 11, 1998
---------------------------
    Harold A. Poling

/s/ Martin D. Walker                Director                              November 11, 1998
---------------------------
    Martin D. Walker

/s/ Thomas A. Madden                Senior Vice President, Finance,       November 11, 1998
---------------------------         and Chief Financial Officer
    Thomas A. Madden                (principal financial officer)

/s/ Diane M. Stelfox                Vice President and Controller         November 11, 1998
---------------------------         (principal accounting officer)
    Diane M. Stelfox